SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                  Commission Only (as
[ ] Definitive Additional Materials             permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Endogen, Inc.
                 ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: not applicable
         --------------

    (2) Aggregate number of securities to which transaction applies: not applicable
         --------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         not applicable
         --------------

    (4)  Proposed maximum aggregate value of transaction: not applicable
                                                          --------------
    (5)  Total fee paid: not applicable
                         --------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid: not applicable
                                 --------------
    (2)  Form, Schedule or Registration Statement No.: not applicable
                                                       --------------
    (3)  Filing Party: not applicable
                       --------------
    (4)  Date Filed: not applicable
                     --------------

                                  ENDOGEN, INC.
                                 30 COMMERCE WAY
                        WOBURN, MASSACHUSETTS 01801-1059
                                _________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 6, 1997
                                _________________

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Endogen, Inc., a Massachusetts corporation (the "Corporation"), will be held on Thursday, November 6, 1997, at 10:00 a.m. at the offices of the Corporation, 6 Gill Street, Woburn, Massachusetts 01801, for the following purposes:

         I. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

         II. To consider and approve amendments to the Corporation's 1992 Stock Plan (the "1992 Plan") that: (i) increase the number of shares of Common Stock available for issuance under the 1992 Plan from 768,499 shares to 1,000,000 shares, and (ii) permit grants under the 1992 Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended.

         III. To consider and approve an amendment to the Corporation's 1993 Non-employee Director Stock Option Plan (the "Director Plan") which provides that for all options granted under the Director Plan after the date of stockholder approval of this proposed amendment, the non-employee director, upon ceasing to be a member of the Board of Directors (for any reason other than death or permanent disability), shall have the right to exercise all such options that are then exercisable, for a period of three (3) years, but in no event longer than ten (10) years from such options' date of grant.

         IV. To ratify the selection of the firm of Price Waterhouse LLP as auditors for the fiscal year ending May 31, 1998.

         V. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Only stockholders of record at the close of business on September 12, 1997 are entitled to notice of and to vote at the meeting and any adjournment or postponements thereof.

                                              By Order of the Board of Directors

                                             /s/ Avery W. Catlin
                                              AVERY W. CATLIN
                                              Clerk

Woburn, Massachusetts
September 25, 1997


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                  ENDOGEN, INC.
                                 30 COMMERCE WAY
                           WOBURN, MASSACHUSETTS 01801
                              _____________________

                                 PROXY STATEMENT
                              _____________________

                               September 25, 1997


     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Endogen, Inc., a Massachusetts corporation ("Endogen" or the "Corporation"), with its principal executive offices at 30 Commerce Way, Woburn, Massachusetts 01801, for use at the Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"), to be held on Thursday, November 6, 1997 at 10:00 a.m. at the offices of the Corporation at 6 Gill Street, Woburn, Massachusetts 01801. It is expected that this proxy statement and the form of proxy will be mailed to stockholders on or about September 25, 1997.
     Only stockholders of record as of September 12, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of September 3, 1997, 3,420,319 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Clerk of the Corporation at any time before it is exercised, by executing a proxy with a later date, or by attending and voting at the Annual Meeting.
     The persons named as proxies in the form of proxy are directors and/or officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.
     In addition to the election of directors, the stockholders will consider and vote upon (i) a proposal to amend the Corporation's 1992 Stock Plan (the "1992 Plan") to increase the number of shares of Common Stock available for issuance under the 1992 Plan from 768,499 to 1,000,000 shares and permit grants under the 1992 Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, (ii) a proposal to amend the Corporation's 1993 Non-employee Director Stock Option Plan (the "Director Plan") to provide that for all options granted under the Director Plan after the date of stockholder approval of this proposed amendment, the non-employee director, upon ceasing to be a member of the Board of Directors (for any reason other than death or permanent disability), shall have the right to exercise all such options that are then exercisable, for a period of three (3) years, but in no event longer than ten (10) years from such options' date of grant, and (iii) a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR a respective matter if no specification is indicated.
     The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the form of proxy.
     An Annual Report to Stockholders, containing financial statements for the fiscal year ended May 31, 1997, is being mailed together with this proxy statement to all stockholders entitled to vote.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.
     Nominated for election to the Corporation's Board of Directors are: Owen A. Dempsey, Wallace G. Dempsey, Irwin J. Gruverman, Hayden H. Harris and Wolfgang Woloszczuk. Each of the nominees currently serves as a director of the Corporation. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. See "Voting Procedures."
     The Board of Directors recommends a vote FOR the nominees set forth above.

Board of Directors Meetings and Committees

     The Board of Directors met five times and acted by unanimous written consent four times during the fiscal year ended May 31, 1997. The Board of Directors has an Audit Committee, of which Irwin Gruverman and Hayden Harris are members. The Audit Committee oversees the accounting and tax functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent auditors. The Audit Committee met two times during the fiscal year ended May 31, 1997. The Board of Directors also has a Compensation Committee, of which Hayden Harris and Wolfgang Woloszczuk are members. The Compensation Committee reviews and makes recommendations concerning executive compensation, and administers the 1992 Plan together with the Board of Directors. The Compensation Committee also administers the Director Plan. The Compensation Committee met five times during the fiscal year ended May 31, 1997. The Board of Directors does not currently have a standing executive or nominating committee. Each of the Corporation's directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all Committees on which he served during the fiscal year ended May 31, 1997.

Executive Officers

     Executive officers of the Corporation are elected annually and hold office until the first meeting of the Board of Directors after each annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names of the nominees to be elected at the Annual Meeting and the executives officers of the Corporation, their ages as of September 3, 1997, and the positions currently held by each such person with the Corporation.

Name                    Age     Position
----                    ---     --------
Owen A. Dempsey          40     Director, President and Chief Executive Officer
Dennis H. Walczewski     49     Vice President, Sales
Avery W. Catlin          49     Vice President, Finance, Chief Financial
                                Officer, Clerk and Treasurer
Wallace G. Dempsey       71     Director
Irwin J. Gruverman       64     Director
Hayden H. Harris         55     Chairman of the Board, Director
Wolfgang Woloszczuk      49     Director

     Owen A. Dempsey has been President, Chief Executive Officer and a director of the Corporation since February 1986. From February 1987 to December 1996, he also served as the Corporation's Treasurer.
     Dennis H. Walczewski has served as Vice President, Sales of the Corporation since November 1995. From March 1995 until November 1995, Mr. Walczewski served as Director of Sales at T Cell Diagnostics, Inc., a manufacturer of diagnostic kits and reagents for the biotechnology industry. From March 1994 until February 1995, Mr. Walczewski was Vice President of Sales at Tropix, Inc., a producer of research kits and reagents for the biotechnology industry. From March 1987 until January 1994, Mr. Walczewski was Area Sales Manager at Boehringer Mannheim Corporation, a manufacturer of diagnostic kits, clinical lab equipment and products for the biotechnology industry.
     Avery W. Catlin has served as Vice President, Finance, Chief Financial Officer, Clerk and Treasurer of the Corporation since December 1996. From June 1992 to April 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company.
     Wallace G. Dempsey has been a director of the Corporation since February 1986. From 1973 until May 1993, he served as the Secretary and General Attorney of International Flavors & Fragrances, Inc. From May 1993 until April 1994, Mr. Dempsey served as a consultant to International Flavors & Fragrances, Inc.
     Irwin J. Gruverman has been a director of the Corporation since November 1990. Since 1982, Mr. Gruverman has been Chairman of the Board and Chief Executive Officer of Microfluidics International and its predecessor, Biotechnology Development Corp. Since 1990, he has also been a General Partner of G&G Diagnostics Funds which invests in medical diagnostics companies. Mr. Gruverman is also a director of Fiberchem International, Inc., InVitro International and North American Scientific, Inc.
     Hayden H. Harris has been a director of the Corporation since March 1993 and Chairman of the Board since November 1995. Since 1977, Mr. Harris has been President and a director of Enterprise Management, Inc., a venture capital management and consulting company. From 1990 to present, Mr. Harris has been Chairman of the Board and Chief Executive Officer of Software Services Corporation, a provider of contract software services, and since 1995 he has served as President and a director of EDM, Inc., a venture capital management company.

     Wolfgang Woloszczuk has been a director of the Corporation since November 1990. Dr. Woloszczuk has also served as an executive officer of Biomedica GmbH since 1982, of Bionova Handels GmbH since 1988, and of Biocis Handels GmbH since 1994. Dr. Woloszczuk was an executive officer of Biozol Diagnostica Vertriebs GmbH from 1989 until May 1996. In addition, Dr. Woloszczuk has been a Professor of medicinal chemistry at the University of Vienna since 1989.

Family Relationships

     Wallace G. Dempsey is the father of Owen A. Dempsey. There are no other family relationships among directors or executive officers of Endogen.

                      MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth as of September 3, 1997 certain information regarding the ownership of shares of the Corporation's Common Stock by (i) each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the shares of Common Stock of the Corporation outstanding at such date ("Principal Stockholders"), (ii) each director and nominee director of the Corporation, (iii) each Named Officer (as defined below) of the Corporation, and
(iv) all directors and executive officers as a group.

                                                                Amount and Nature of      Percent of Common
Name and Address of Beneficial Owner                            Beneficial Ownership(1)   Stock Outstanding(2)
-----------------------------------------------------------------------------------------------------------------------------
Owen A. Dempsey (3) ..........................................         326,100                   9.31%
   c/o Endogen, Inc.
   30 Commerce Way
   Woburn, MA 01801

Wallace G. Dempsey (4) .......................................         178,000                   5.18%
   c/o Endogen, Inc.
   30 Commerce Way
   Woburn, MA 01801

Irwin J. Gruverman (5) .......................................         113,000                   3.29%
   G&G Diagnostics Corp.
   90 Oak Street
   Newton, MA  02164

Wolfgang Woloszczuk (6) ......................................          46,000                   1.34%
   Biomedica GmbH
   Divischgasse 4
   A-1210 Vienna, Austria

Hayden H. Harris (7) .........................................          43,000                   1.24%
   Enterprise Management, Inc.
   425 North Main Street
   Ann Arbor, MI  48104

Dennis H. Walczewski (8) .....................................           8,700                       *
   c/o Endogen, Inc.
   30 Commerce Way
   Woburn, MA 01801



All executive officers and directors .........................         715,800                   19.93%
   as a group (7 persons) (9)
_________________


* Indicates less than 1%

(1) Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock owned based upon information provided to the Corporation by the directors, officers and Principal Stockholders.
(2) The number of shares of Common Stock deemed outstanding for this calculation includes (i) 3,420,319 shares of Common Stock outstanding on September 3, 1997, and (ii) all Common Stock underlying options, warrants and other convertible securities which are currently exercisable or convertible or will become exercisable or convertible within 60 days of September 3, 1997 by the person or group in question.
(3) Mr. Dempsey's beneficial ownership includes 83,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter.
(4) Mr. Dempsey's beneficial ownership includes 18,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter.
(5) Mr. Gruverman's beneficial ownership includes 18,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter and 95,000 shares of Common Stock held by G&G Diagnostics Limited Partnership I ("G&G"). Mr. Gruverman is the sole general partner of G&G and has sole voting and investment power with respect to such shares of Common Stock. Mr. Gruverman disclaims beneficial ownership of all shares held by G&G, except with respect to his pecuniary interest therein, if any.
(6) Dr. Woloszczuk's beneficial ownership includes 6,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter. Excludes 127,000 shares of Common Stock beneficially owned by Biomedica GmbH ("Biomedica"). Dr. Woloszczuk is an executive officer and 20% shareholder of Biomedica. Dr. Woloszczuk disclaims beneficial ownership of all shares held by Biomedica, except with respect to his pecuniary interest therein.
(7) Mr. Harris's beneficial ownership includes 37,500 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter and 2,000 shares held in a trust for the benefit of his children. Mr. Harris disclaims beneficial ownership of all of the shares held in a trust for the benefit of his children.
(8) Mr. Walczewski's beneficial ownership includes 8,500 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter and 200 shares held by his son. Mr. Walczewski disclaims beneficial ownership of all shares held by his son.
(9) Includes 171,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1997 or within 60 days thereafter and 1,000 shares held by Avery W. Catlin. Excludes shares indicated as being excluded in note 6.

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

     The following table summarizes the compensation paid or accrued by the Corporation for services rendered for its fiscal year ended May 31, 1997 to Owen
A. Dempsey, the Corporation's President and Chief Executive Officer and Dennis
H. Walczewski, the Corporation's Vice President, Sales (the "Named Officers"). No other executive officer earned a total salary and bonus exceeding $100,000 during the fiscal year ended May 31, 1997. The Corporation did not grant to the Named Officers any restricted stock awards or stock appreciation rights and did not make any long-term incentive plan payouts during the fiscal years ended May 31, 1995, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                                    ----------------------
                                                                            Securities
                                               Annual Compensation          Underlying            All Other
Name and Principal Position           Year     Salary ($)  Bonus ($)        Options (#)        Compensation(1)
-----------------------------------------------------------------------------------------------------------------------------
Owen A. Dempsey                       1997    $107,692     $49,913                200                $552
   President and Chief                1996     100,000      34,763             24,000                 552
   Executive Officer                  1995     100,000      32,982             20,000                 552

Dennis H. Walczewski                  1997    $ 90,000     $47,350                200                  --
   Vice President, Sales (2)          1996      49,971      25,675             34,000                  --
                                      1995          --          --                 --                  --


____________________

(1) This amount reflects the dollar value of insurance premiums paid by the Corporation with respect to term life insurance for the benefit of the Named Officer. The Named Officer has no interest in the cash surrender value of the insurance policy.
(2) Mr. Walczewski joined the Corporation as Vice President, Sales in November 1995.

Options

     The following table sets forth certain information concerning stock options granted during the fiscal year ended May 31, 1997 to the Named Officers.

                     OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                         % of Total
                                Number of              Options Granted      Exercise
                          Securities Underlying         to Employees          Price         Expiration
     Name                  Options Granted(1)         in Fiscal Year(2)     ($/Share)          Date
-----------------------------------------------------------------------------------------------------------------------------
Owen A. Dempsey                     200                       *          $5.38                 3/4/07

Dennis H. Walczewski                200                       *          $5.38                 3/4/07


_____________

* Indicates less than 1%

(1) Stock options were granted under the 1992 Plan at an exercise price equal to the fair market value of the Corporation's common stock on the date of grant. The options have a term of ten years from the date of grant and become exercisable as to 50% of the shares covered on each of the first two anniversaries of the date of grant.
(2) Represents all options granted to Mr. Dempsey and Mr. Walczewski during fiscal year ended May 31, 1997, respectively, as a percentage of the total options granted to employees during the same period. A total of 159,600 options were granted to employees in fiscal year 1997.

     The following table sets forth certain information concerning stock options held by the Named Officers on May 31, 1997. No stock options were exercised by the Named Officers during the fiscal year ended May 31, 1997.

                       AGGREGATED UNEXERCISED OPTIONS AND
                          FISCAL YEAR-END OPTION VALUES

                                       Number of Securities                     Value of Unexercised
                                      Underlying Unexercised                    In-The-Money Options
                                 Options at May 31, 1997 (Shares)               at May 31, 1997 ($) (1)
                                 --------------------------------               -----------------------
Name                             Exercisable        Unexercisable           Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Owen A. Dempsey                    65,500              40,700                $134,220           $53,620

Dennis H. Walczewski                8,500              25,700                $  2,785           $ 8,355

--------------------

(1) Value is based on the difference between the option exercise price and $4.25, the fair market value of the Corporation's Common Stock on May 30, 1997, the last trading day for the fiscal year ended May 31, 1997, multiplied by the number of shares of Common Stock underlying the options.

Compensation of Directors

     Each non-employee director of the Corporation is entitled to $500, plus all reasonable expenses, for each meeting of the Corporation's Board of Directors and each Committee meeting that he attends. In addition, pursuant to the Director Plan, once a year each non-employee director is automatically, without further action by the Board, granted an option to purchase 6,000 shares of the Corporation's Common Stock. The exercise price per share of all options granted under the Director Plan is equal to 100% of the fair market value of the Corporation's Common Stock on the date such options are granted. Options granted under the Director Plan are exercisable as to one-third of the shares subject to such option on the date of grant and as to an additional one-third of the shares subject to the option on each successive anniversary of the date of grant, provided that the optionee has continuously served as a member of the Board of Directors through such date. Notwithstanding the foregoing, those options which were granted under the Director Plan on November 12, 1993 were fully vested and exercisable in full on the date of such grant.
     The Chairman of the Corporation's Board of Directors is entitled to an additional $500 per meeting of the Board of Directors and $1,000 per day for each meeting with the Corporation's President and Chief Executive Officer that is not a Board or Committee meeting. Moreover, in addition to his annual option grant under the Director Plan, the Chairman also received an option to purchase 6,000 shares of the Corporation's Common Stock pursuant to the 1992 Plan. These options were granted at an exercise price equal to 100% of the fair market value of the Corporation's Common Stock as of the date of grant. Provided that the Chairman continues to serve the

Corporation in the capacity of employee, officer, director or consultant, the options shall vest over a period of one year from the date of grant, in four equal quarterly installments.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1991, the Corporation entered into a distribution and supply agreement with Biozol Diagnostica Vertriebs GmbH ("Biozol") under which Biozol has exclusively distributed the Corporation's products to individual country distributors in certain European countries. Effective September 1, 1996, the agreement has been amended so that the Corporation could distribute its products directly to individual country distributors in Europe. Biozol will continue as the Corporation's exclusive distributor in Germany. Wolfgang Woloszczuk, a director of the Corporation, was an executive officer of Biozol from 1989 until May 1996, and is currently an executive officer and 20% shareholder of Biomedica GmbH, a 50% owner of Biozol.


                                   PROPOSAL II

                      PROPOSAL TO AMEND THE 1992 STOCK PLAN

Amendment to Increase the Number of Authorized Shares Under the 1992 Plan

     The 1992 Plan was adopted by the Board of Directors on August 10, 1992 and was approved by the stockholders on March 1, 1993. The 1992 Plan is an amendment and restatement of the Corporation's 1989 Stock Plan which was adopted by the Board of Directors in March 1989 and approved by the stockholders in June 1989. On August 16, 1993, the Board of Directors amended the 1992 Plan to increase the number of shares of Common Stock issuable under the 1992 Plan from 368,499 to 768,499 shares and such amendment was approved by the Corporation's stockholders on November 12, 1993. Currently, the number of shares of Common Stock authorized for issuance under the 1992 Plan is 768,499 shares. The Board of Directors has approved and recommended to the stockholders that they approve an amendment to increase the number of shares authorized for issuance pursuant to the 1992 Plan to 1,000,000 shares.
     Endogen's management relies on stock options as essential components of the compensation packages necessary for the Corporation to attract and retain experienced officers and employees. The Board of Directors of the Corporation believes that the proposed increase in the number of shares available under the 1992 Plan is essential to permit its Compensation Committee and Endogen's management to continue to provide long term, equity based incentives to present and future key employees.
     As of September 3, 1997, approximately 655,634 shares remained available for issuance under the 1992 Plan of which approximately 597,210 were already reserved for outstanding options, such that only approximately 58,424 were available for new grants of options, awards or opportunities to purchase shares. If the increase in the number of shares authorized for issuance under the 1992 Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity based incentives to present and future employees. If the proposed amendment to the 1992 Plan to increase the number of shares of Common Stock issuable thereunder from 768,499 to 1,000,000 is not approved by the stockholders, the Corporation will not grant options, awards, or opportunities to purchase shares under the 1992 Plan in excess of that number of shares of Common Stock remaining available under the existing 1992 Plan. The Corporation has not at the present time determined who will receive the remaining shares of Common Stock that will be authorized for issuance under the 1992 Plan if the proposed amendment to the 1992 Plan is approved.

Amendments to Comply with Internal Revenue Code Section 162(m)

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), tax deductions attributable to compensation in excess of $1 million paid by the Corporation to certain of its key executives may be disallowed. Compensation for this purpose does not include "performance-based" compensation, however, and options issued pursuant to stock option plans may qualify as performance-based compensation. For such options to qualify as performance-based compensation numerous requirements must be satisfied, including the attainment of one or more preestablished, objective performance goals. An option having a per share exercise price equal to or greater than the fair market value of a share of stock underlying such option on the date of grant will be deemed to satisfy this performance goal requirement, if among other things, the plan pursuant to which such option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee.
     The 1992 Plan, as described below, currently has no restrictions as to the maximum number of shares of Common Stock that an employee may acquire thereunder. The Board of Directors believes that it is appropriate to limit the number of shares that any one employee can receive under the 1992 Plan. Consequently, the Board of Directors has approved, and recommends that the stockholders approve, an amendment to the 1992 Plan limiting to 200,000 the number of shares of Common Stock with respect to which Stock Rights may be granted under the 1992 Plan to any one employee during any taxable year of the Corporation.

Description of the 1992 Plan

     The purpose of the 1992 Plan is to provide incentives to officers and employees of the Corporation by providing them the opportunity to purchase shares of stock of the Corporation.
     Under the 1992 Plan, employees of the Corporation may be awarded incentive stock options ("ISO" or "ISOs"), as defined in Section 422(b) of the Code, and directors, officers, employees and consultants of the Corporation may be granted
(i) options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), (ii) awards of stock of the Corporation ("Awards") and
(iii) authorizations to make direct purchases of stock of the Corporation ("Purchases"). ISOs, Non-Qualified Options, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and Non-Qualified Options are sometimes collectively referred to as "Options."
     The 1992 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation. Subject to the terms of the 1992 Plan, the Committee has the authority to determine the persons to whom Stock Rights are granted, the number of shares covered by each Stock Right, the exercise price per share and other terms and provisions governing the Stock Rights, including restrictions, if any, applicable to the shares of Common Stock issuable upon exercise of Stock Rights. The interpretation and construction by the Committee of any provision of the 1992 Plan or of any Stock Right granted under the 1992 Plan is final unless otherwise determined by the Board of Directors. As of September 3, 1997 approximately 83 persons were eligible to participate in the 1992 Plan. Stock Rights may be granted under the 1992 Plan until August 9, 2002.
     The exercise price per share of Non-Qualified Options granted under the 1992 Plan cannot be less than the minimum legal consideration required under applicable state law. The exercise price per share of ISOs cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of ISO's granted to employees holding more than 10% of the voting stock of the Corporation, 110% of the fair market value of the Common Stock on the date of grant).
     Payment of the exercise price of an Option granted under the 1992 Plan may be made by full payment of the exercise price either (i) in United States dollars in cash or by check, (ii) at the discretion of the Committee, by tendering Common Stock of the Corporation, (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest, or (iv) at the discretion of the Committee, through the delivery of an assignment to the Corporation of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Stock Right and an authorization to the broker or selling agent to pay that amount to the Corporation. The 1992 Plan contains terms providing for the exercise of Options by or on behalf of former and deceased employees, respectively, as described below.
     Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments to the 1992 Plan, certain of which are subject to stockholder approval, and may terminate the 1992 Plan, at any time (although such action shall not affect Options previously granted). Any shares subject to an Option granted under the 1992 Plan, which for any reason expire or terminate unexercised may again be available for future Option grants. Unless terminated sooner, the 1992 Plan will terminate on August 9, 2002.
     The 1992 Plan requires that each Option shall expire on the date specified by the Committee, as the case may be, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of an ISO granted to an employee owning more than 10% of the voting stock of the Corporation, its parent and any present or future subsidiaries of the Corporation, such ISO shall expire five years from the date of grant.
     Stock Rights granted under the 1992 Plan are not assignable or transferable by the grantee except by will or by the laws of descent and distribution.
     If an ISO optionee ceases to be employed by the Corporation or any related corporation other than by reason of death or disability, no further installment of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options. If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO). If an ISO optionee ceases to be employed by the Corporation by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO).
     Non-Qualified Options are subject to the termination and cancellation provisions as may be determined by the Compensation Committee.
     Each Option granted under the 1992 Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Committee has the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limitation on the fair market value of stock subject to ISOs granted to any employee which become exercisable in any calendar year).
     The 1992 Plan does not specify amounts to be received or allocated to any individual, to the executive officers as a group, to non-executive directors as a group or to employees who are not executive officers as a group.
     On September 3, 1997, the closing sales price, as reported on the Nasdaq SmallCap Market, of the Common Stock, the class of stock underlying all Stock Rights under the 1992 Plan, was $4.00 per share.

Federal Tax Considerations of the 1992 Plan

     The following general rules are applicable under current Federal income tax law to ISOs granted under the 1992 Plan.

      1. In general, no taxable income results to an optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and the Corporation is not allowed a tax deduction upon either grant or exercise of an ISO.
      2. If shares acquired upon exercise of an ISO are not disposed of within two years following the date the option was granted, or within one year following the date the shares are issued to an optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to such optionee.
      3. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price and (ii) the actual gain on disposition will be treated as compensation to an optionee and will be taxed as ordinary income in the year of such disposition.
      4. In any year that an optionee makes a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally will be entitled to a deduction for federal income tax purposes in an amount equal to the amount of ordinary income recognizable by the optionee as a result of such Disqualifying Disposition.
      5. Any excess of the amount realized by an optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.
      6. In general, the amount by which the value of the Common Stock received upon exercise of an ISO exceeds the exercise price is included in an optionee's alternative minimum taxable income, which may result in additional tax in the year of exercise.


     The following general rules are applicable under current Federal income tax law to Non-Qualified Options granted under the 1992 Plan:
      1. An optionee generally does not realize any taxable income upon the grant of an option, and the Corporation is not allowed a tax deduction by reason of such grant.
      2. An optionee generally will recognize ordinary income at the time of exercise of an option in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold tax on this amount.
      3. When an optionee sells the shares, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income).
      4. In any year an optionee exercises an option, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognizable by the optionee as a result of such exercise.

     Under current Federal income tax law, persons receiving Common Stock pursuant to an Award or Purchase under the 1992 Plan will generally recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Corporation generally will be entitled to a corresponding deduction for federal income tax purposes. When such Common Stock is sold, the seller generally will recognize capital gain or loss.
     Special rules apply if the stock acquired pursuant to the exercise of a Stock Right is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

Stock Options Granted Under the 1992 Plan Since its Inception

         Since its inception, and through September 3, 1997, the following persons have received stock options pursuant to the 1992 Plan

         Name and Principal Position                      Number of Options (2)
         ---------------------------                      ---------------------

         Owen A. Dempsey (1)                                    106,200
             President, Chief Executive Officer
             and Director

         Dennis H. Walczewski                                    34,200
             Vice President, Sales

         Avery W. Catlin (1)                                     60,200
             Vice President, Finance, Chief
             Financial Officer, Clerk and Treasurer

         Alan Kotik (1)                                          64,500
             Director, Marketing

         Hayden H. Harris                                        12,000
            Chairman of the Board, Director

         Wallace G. Dempsey                                          --
            Director

         Irwin J. Gruverman                                          --
            Director

         Wolfgang Woloszczuk                                         --
            Director

         All Current Executive Officers                         200,600
             as a Group (3 Persons)

         All Current Directors who are not                       12,000
             Executive Officers as a Group
             (4 Persons)

         All Employees who are not                              790,600
             Executive Officers as a Group
--------------------

(1) Persons who have received five percent or greater of the options granted under the 1992 Plan.
(2) Such number represents the total number of options granted to the person or group in question under the 1992 Plan, without taking into account those options which have been exercised, terminated or expired.

      The Board of Directors recommends a vote FOR the approval of the amendments to the 1992 Plan.

                                  PROPOSAL III

                       PROPOSAL TO AMEND THE CORPORATION'S
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Director Plan was adopted by the Board of Directors on August 16, 1993 and approved by the stockholders on November 12, 1993 and was amended by the Board of Directors on September 16, 1994 and such amendment was approved by the stockholders on October 27, 1994. The purpose of the Director Plan is to promote the interests of the Corporation by providing an inducement to obtain and retain the services of qualified persons to serve as members of the Board of Directors by authorizing the grant of stock options only to members of the Corporation's Board of Directors who are neither employees nor officers of the Corporation. On July 31, 1997 the Board of Directors voted to amend the Director Plan to provide that for all options granted under the Director Plan after the date of stockholder approval of this proposed amendment, the non-employee director, upon ceasing to be a member of the Board of Directors (for any reason other than death or permanent disability), shall have the right to exercise all such options that are then exercisable, for a period of three (3) years, but in no event longer than ten (10) years from the date of such options' date of grant, subject to approval of the Corporation's stockholders.

Description of the Director Plan

     The Director Plan is administered by the Compensation Committee. The Compensation Committee, subject to the provisions of the Director Plan, has the power to construe the Director Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable. A maximum of 200,000 shares of Common Stock have been reserved for issuance under the Director Plan. As of September 3, 1997 84,000 options issued pursuant to the Director Plan are outstanding. Each person who is or becomes a member of the Board of Directors who is not an employee or officer of the Corporation (a "Non-Employee Director"), will automatically be granted on the later of (i) the date such person is first elected to the Board or (ii) November 12, 1993 (such later date being referred to herein as the "Grant Date"), without further action by the Board, an option to purchase 6,000 shares of Common Stock. Additionally, each Non-Employee Director that continues to serve on the Board of Directors on each successive anniversary of such person's Grant Date during the term of the Director Plan will be automatically granted on each such date an option to purchase 6,000 shares of Common Stock. No other options are authorized under the Director Plan. The exercise price per share of all options granted under the Director Plan will be equal to 100% of the fair market value of the Corporation's Common Stock on the date the option is granted. An Option granted under the Director Plan is exercisable as to one-third of the shares subject to such option on the date of grant and as to an additional one-third of the shares subject to the option on each successive anniversary of the date of grant, provided that the optionee has continuously served as a member of the Board of Directors through such date. Notwithstanding the above, options granted under the Director Plan on November 12, 1993 were fully vested and exercisable in full on the date of grant. Currently, only Messrs. Dempsey (Wallace), Harris, Gruverman and Woloszczuk are eligible to participate in the Director Plan.
     Options granted under the Director Plan expire on the date that is ten years from the date of grant. Options granted pursuant to the Director Plan are not assignable or transferable other than by will or the laws of descent and distribution. Under the current Director Plan, in the event an optionee ceases to be a member of the Board of Directors of the Corporation for any reason other than death or disability, any unexercised options granted to such optionee under the Director Plan may, to the extent then exercisable, be exercised by the optionee within a period of ninety (90) days following such time the optionee so ceases to be a member of the Board of Directors, and all options shall terminate after such ninety (90) days have expired. In the event an optionee ceases to be a member of the Board of Directors of the Corporation by reason of his disability or death, any option granted under the Director Plan to such optionee will immediately become fully vested and all unexercised options will be exercisable (by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.
     On September 3, 1997, the closing sales price, as reported on the Nasdaq SmallCap Market, of the Common Stock, the class of stock underlying all options granted pursuant to the Director Plan, was $4.00 per share.

Federal Tax Considerations of the Director Plan

      The following general rules are applicable under current Federal income tax law to options granted under the Director Plan:

      1. Options granted under the Director Plan do not qualify as "Incentive Stock Options" under Section 422 of the Code.
      2. A director will not recognize any taxable income upon the grant of an option under the Director Plan, but will generally recognize ordinary income at the time of exercise of the option in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.
      3. When a director sells the Common Stock acquired upon exercise of an option, he or she generally will recognize capital gain or loss equal to the difference between the amount realized upon sale of the stock and his or her basis in the stock (in the case of a cash exercise, the exercise price plus the amount taxed to the director as compensation income as a result of his or her exercise of the option).
      4. No tax deduction will be allowed to the Corporation upon the grant of an option under the Director Plan. In any year a Director exercises an option, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to ordinary income recognizable by the Director as a result of such exercise.
      5. Special rules apply if the stock acquired pursuant to the exercise of an Option is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

Stock Options Granted Under the Director Plan Since its Inception

     Since its inception, and through September 3, 1997, the following persons have received stock options pursuant to the Director Plan.

         Name and Principal Position                      Number of Options (2)
         ---------------------------                      ---------------------
         Owen A. Dempsey                                              --
             President, Chief Executive Officer
             and Director

         Dennis H. Walczewski                                         --
             Vice President, Sales

         Hayden H. Harris (1)                                     24,000
            Chairman of the Board, Director

         Wallace G. Dempsey (1)                                   24,000
            Director

         Irwin J. Gruverman (1)                                   24,000
            Director

         Wolfgang Woloszczuk (1)                                  24,000
            Director

         Irving Berstein (1)                                      18,000
            Retired Director

         Francis Gleason (1)                                      18,000
            Retired Director

         All Current Executive Officers                               --
             as a Group (3 Persons)

         All Current Directors who are not                        96,000
             Executive Officers as a Group
             (4 Persons)

         All Employees who are not                                    --
             Executive Officers as a Group
--------------------

(1) Persons who have received five percent or greater of the options granted under the Director Plan.

(2) Such number represents the total number of options granted to the person or group in question under the Director Plan, without taking into account those options which have been exercised, terminated or expired.

     Under the current Director Plan, during the fiscal year ended May 31, 1997 Messrs. Dempsey (Wallace), Harris, Gruverman and Woloszczuk each received an option to purchase 6,000 shares of the Corporation's Common Stock. No other person during the fiscal year ended May 31, 1997 received any options under the Director Plan. Under the Director Plan as it is proposed to be amended, in fiscal year 1998, assuming each is re-elected to the Board by the Corporation's stockholders, Messrs. Dempsey (Wallace), Gruverman, Harris and Woloszczuk will each receive an option to purchase 6,000 shares of the Corporation's Common Stock. Unless an additional Non-Employee Director (as that term is defined above) is elected during the fiscal year ending May 31, 1998, no other person shall receive any options under the Director Plan during fiscal year 1998.
     The Board of Directors recommends a vote FOR the approval of the amendment to the Director Plan.

                                   PROPOSAL IV

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Price Waterhouse LLP, independent certified public accountants, to serve as auditors for the fiscal year ending May 31, 1998. Price Waterhouse LLP has served as the Corporation's auditors since the fiscal year ended May 31, 1990. It is expected that a member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Corporation's independent public accountants is not required under Massachusetts law or under the Corporation's Restated Articles of Organization or its By-Laws. If the stockholders do not ratify the selection of Price Waterhouse LLP as the Corporation's independent public accountants for the fiscal year ended May 31, 1998, the Corporation's Board of Directors will evaluate what would be in the best interests of the Corporation and its stockholders and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent public accountants.
     The Board of Directors recommends a vote FOR the ratification of this selection.


                                VOTING PROCEDURES

     The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

     Proposal I. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The five nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and voting on the election of directors at the Annual Meeting will be elected as directors. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees. Where the stockholder properly withheld authority to vote for a particular nominee or nominees such stockholder's shares will not be counted toward such nominee's achievement of a plurality.

     Proposal III. With respect to the proposed amendment to the Director Plan, the Director Plan requires approval by the affirmative vote of the holders of a majority of the Corporation's stock present, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are included in the number of shares present or represented and entitled to vote and, therefore, will have the effect of negative votes. Shares subject to broker "non-votes" are not so included and have the practical effect of reducing the number of votes required to achieve a majority by reducing the number of shares from which a majority is calculated.

     Other Matters. For all other proposals described in this Proxy Statement and submitted to stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on a specific proposal, will have the effect of negative votes. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended May 31, 1997, written representations from certain Reporting Persons and excluding all late reports which have been disclosed in previous proxy statements, the Corporation believes that all Reporting Persons complied with the Section 16(a) filing requirements in the fiscal year ended May 31, 1997, with the following exceptions: Wolfgang Woloszczuk, a director of the Corporation had one late report covering two transactions; Dennis Walczewski, Vice President, Sales, had one late report covering one transaction; and T Cell Sciences, Inc., formerly a 10% holder of the Corporation's Common Stock had one late report, covering two transactions.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation's principal executive offices not later than May 26, 1998. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                            EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Corporation personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any such further solicitation. In addition, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the name of a nominee. The Corporation will reimburse such persons for their reasonable out-of-pocket costs.

                             RECENT BY-LAW AMENDMENT

     Pursuant to a unanimous written consent of the Board of Directors dated September 5, 1997, the Board amended Article 1, Section 1 of the Corporation's By-laws, to provide that the Annual Meeting of Stockholders be held on the first Thursday in November each year (or if that is a legal holiday in the place where the meeting is to be held, on the next succeeding business day) at 10:00 a.m., or at such other date and time as shall be designated from time to time by the Board of Directors or President.

                          ANNUAL REPORT ON FORM 10-KSB

     Copies of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1997, as filed with the Securities and Exchange Commission, are available to stockholders without charge upon written request addressed to Avery W. Catlin, Clerk, Endogen, Inc., 30 Commerce Way, Woburn, Massachusetts 01801-1059.

                                   APPENDIX A

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                                 ENDOGEN, INC.

                                November 6, 1997

















                                  ENDOGEN, INC.

          Annual Meeting of Stockholders to be held on November 6, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Owen A. Dempsey and Avery W. Catlin, and each of them, with full power of substitution, as proxies to represent and vote all shares of stock of Endogen, Inc. (the "Corporation") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Corporation to be held on November 6, 1997, at 10:00 a.m., at the offices of the Corporation at 6 Gill Street, Woburn, Massachusetts 01801, and at all adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 25, 1997, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Each of Items 1 through 5 is proposed by the Corporation.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4 AND AUTHORITY IN ITEM 5 WILL BE DEEMED GRANTED.



                                SEE REVERSE SIDE

|X|  Please mark your votes as in this example.


1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

          FOR ALL NOMINEES listed                    Nominees -
          at right (except as marked to the          Owen A. Dempsey
          contrary below):               [ ]         Wallace G. Dempsey
                                                     Irwin J. Gruverman
                                                     Hayden H. Harris
          WITHHOLD AUTHORITY to vote for             Wolfgang Woloszczuk
          all nominees listed at right:  [ ]


     To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:
_______________________________


2. To approve an amendment to the Corporation's 1992 Stock Plan (the "1992 Plan") to (i) increase the number of shares of Common Stock available for issuance under the 1992 Plan from 768,499 to 1,000,000 shares, and (ii) permit grants under the 1992 Plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended.

          FOR  [  ]         AGAINST  [  ]          ABSTAIN  [  ]

3. To approve an amendment to the Corporation's 1993 Non-employee Director Stock Option Plan (the "Director Plan") to provide that for all options granted under the Director Plan after the date of stockholder approval of this proposed amendment, the non-employee director, upon ceasing to be a member of the Board of Directors (for any reason other than death or disability) shall have the right to exercise all such options that are then exercisable, for a period of three (3) years, but in no event longer than ten (10) years from such options' date of grant.

          FOR  [  ]         AGAINST  [  ]          ABSTAIN  [  ]

4. To ratify the selection of the firm of Price Waterhouse LLP as auditors for the fiscal year ending May 31, 1998.

          FOR  [  ]         AGAINST  [  ]          ABSTAIN  [  ]


5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

I/We will attend the meeting.    [  ] YES      [  ] NO



     ________________________________     Date: ______________________
      (Signature of Stockholder)


     ________________________________     Date: ______________________
      (Signature if held jointly)


Note: Please sign this Proxy exactly as your name or names appear on the books of the Corporation. Joint owners should each sign personally. Attorney, executor, administrator, trustee or guardian must give full title as such. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

                                   APPENDIX B

                                  ENDOGEN, INC.

                                 1992 STOCK PLAN
                                 ---------------

                           (As proposed to be amended)


         1. Purpose. This 1992 Stock Plan (the "Plan") is an amendment and restatement of the 1989 Stock Plan of Endogen, Inc. (the "Company") and is intended to provide incentives: (a) to the officers and other employees of the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

      2. Administration of the Plan.


         A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"); provided, that, to the extent required by Rule 16b-3, or any successor provision ("Rule 16b-3"), of the Securities Exchange Act of 1934, with respect to specific grants of Stock Rights, the Plan shall be administered by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraphs 7 and 9) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

         B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         C. Grant of Stock Rights to Board Members. Stock Rights may be granted to members of the Board consistent with the provisions of the first sentence of paragraph 2(A) above, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

         D. Performance-Based Compensation. The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock
      Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

         3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

         4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued pursuant to any type of Stock Rights granted under the Plan, so long as the number of shares so issued does not exceed such number, as adjusted. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

                   No employee of the Company or any Related Corporation may be granted Stock Rights to acquire, in the aggregate, more than 200,000 shares of Common Stock under the Plan during any fiscal year of the Company. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Stock Right shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.


         5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after August 10, 1992 and prior to August 9, 2002. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

         6.       Minimum Option Price; ISO Limitations.

         A. Price for Non-Qualified Options. Subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of the Commonwealth of Massachusetts or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

         B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

         C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

         D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

         A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

         B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

         C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         D. Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

         9. Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9 only, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10.  Death; Disability.

         A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

         B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

         11. Assignability. No Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the grantee each Stock Right shall be exercisable only by him.

         12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

         A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or
      (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

         C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

         D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

         E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

         F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

         H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

         If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

         14. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Stock Right and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15. Term and Amendment of Plan. This Plan was adopted by the Board of Directors of the Company on August 10, 1992, subject to approval of the Plan by the stockholders of the Company. The Plan shall expire at the end of the day on August 9, 2002 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not materially be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not materially be increased; (c) the requirements as to eligibility to participate in the Plan may not materially be modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (f) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

         16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         17. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after he/she (or any transferee to whom Section 424(c)(4) of the Code, relating to transfers to a spouse or former spouse, applies) makes a Disqualifying Disposition, as described in Sections 421, 422 and 424 of the Code and regulations thereunder, of any stock acquired under the Plan (or stock or securities received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code, relating to distributions of stock with respect to stock acquired under the Plan and certain tax-free exchanges of stock acquired under the Plan for other stock or securities). A Disqualifying Disposition (with certain exceptions) is generally any disposition within two years of the date the ISO was granted or within one year of the date the ISO was exercised, whichever period ends later. With respect to stock or securities held jointly with right of survivorship, a termination of such joint tenancy may constitute a Disqualifying Disposition. This paragraph 18 shall be made binding upon the optionee and upon any transferee of stock or securities described in this paragraph to whom Section 424(c)(4) of the Code applies.

         19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock acquired on the exercise of a Stock Right hereunder (or stock or securities received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code), or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income, whenever the Company determines that such withholding is required. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's making satisfactory arrangement for such withholding.

         20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         In addition to tax withholding, government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs.

         21. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provisions shall be null and void.

         22. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   APPENDIX C

                                  ENDOGEN, INC.

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                           (As proposed to be amended)


         1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1993 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Endogen, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

         2. Available Shares. The total number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 200,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

         3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

         4. Automatic Grant of Options. Subject to the availability of shares under this Plan, (a) each person who is or becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the later of (i) the date such person is first elected to the Board or (ii) November 12, 1993 (the "Approval Date") (such later date being referred to herein as the "Grant Date"), without further action by the Board, an option to purchase 6,000 shares of the Common Stock, and (b) each person receiving an option pursuant to clause (a) hereof who is a Non-Employee Director on each successive anniversary of such person's Grant Date during the term of this Plan shall be automatically granted on each such date an option to purchase 6,000 shares of the Common Stock. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and entitled to vote at the first meeting of Stockholders of the Company following the Plan's approval by the Board, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

         5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List.

         6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

         7. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

Percentage of Option
Shares for which
Option Will be Exercisable                    Date of Vesting
--------------------------                    ---------------
       33-1/3%                   Less than one year from the date of grant

       66-2/3%                   One year but less than two years from the date of grant

       100%                      Two years or more from the date of grant

         The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan. Notwithstanding anything contained herein to the contrary, any options granted under this Plan on November 12, 1993 shall be fully vested and exercisable in full on the date of grant.

           (b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

         8.  Termination of Option Rights.
           (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within three (3) years of the date the optionee ceased to be a member of the Board; and all options shall terminate after such three (3) years have expired. For avoidance of doubt, in no event shall any option remain exercisable after its scheduled expiration date set forth in Section 6 hereof.

           (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

         9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to ENDOGEN, INC., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check or (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 hereof. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to an option granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

         (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

         (b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made.

         (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

         11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

         (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

         (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

         12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

         13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended).

         14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

         15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after November 12, 2003, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to paragraph 10 hereof),
(b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan,

(d) change the provisions of this Plan regarding the termination of the options or the times when they may be exercised, (e) change the designation of the class of persons eligible to receive options, or otherwise change paragraph 4 hereof, or (f) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

         16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

         17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

         18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.